Exhibit 99.1

Genpact Completes Acquisition of Headstrong

NEW YORK, May 3, 2011 – Genpact Limited (NYSE: G), a global leader in business process and technology management, today announced that it has closed its previously announced acquisition of Headstrong Corporation for $550 million in cash.  Headstrong is a global provider of comprehensive consulting and IT services with a specialized focus in capital markets and healthcare.

“We are thrilled to welcome the highly-talented employees from Headstrong to the Genpact team. The critical domain and technology expertise we have gained today, combined with our capabilities in business process management (BPM) and Smart Decision Services that encompass analytics, reengineering and risk management, creates a uniquely powerful value proposition for our clients – from whom we’ve already received terrific feedback.  Joint teams are focused on several potential cross-selling opportunities and we have dedicated senior leaders from Genpact and Headstrong working on the integration. We are confident of delivering enhanced value to our clients, shareholders and employees,” said Pramod Bhasin, president and CEO of Genpact.

“On behalf of the Headstrong team, we are excited to continue on this journey in becoming the leading global provider of domain-led services to the capital markets industry and other high-growth verticals,” said Sandeep Sahai, CEO of Headstrong.  “It has not taken long to realize how well our organizations are synchronizing and working together in developing innovative solutions to meet our clients’ business needs.  Now that the transaction is complete, Headstrong is elated to be a part of Genpact with its extensive global footprint, employee development focus, deep business process management expertise, and performance-driven commitment to its clients.”

About Headstrong
Headstrong is a global consulting and IT services company with a specialized focus in financial services. With three decades of domain expertise, Headstrong is the world’s leading offshore outsourcing company for the capital markets and securities industry. Headstrong delivers targeted domain solutions and a full complement of services, from strategy and business consulting to technology and operations, using multi-shore resources and global project management tools, methods and standards. Headstrong maintains operations in seven countries, including offshore centers in India and Manila, with more than 3,700 employees globally.

About Genpact
Genpact is a global leader in business process and technology management, offering a broad portfolio of enterprise and industry-specific services. The company manages over 3,000 processes for more than 400 clients worldwide.  Putting process in the forefront, Genpact couples its deep process knowledge and insights with focused IT capabilities, targeted analytics and pragmatic reengineering to deliver comprehensive solutions for clients.  Lean and Six Sigma are an integral part of Genpact’s culture and Genpact views the management of business processes as a science.  Genpact has developed Smart Enterprise Processes (SEPSM), a groundbreaking, rigorously scientific methodology for managing business processes, which focuses on optimizing process effectiveness in addition to efficiency to deliver superior business outcomes.  Services are seamlessly delivered from a global network of centers to meet a client’s business objectives, cultural and language needs and cost reduction goals.  Learn more at www.genpact.com.

Safe Harbor
This press release contains certain statements concerning our future growth prospects and forward-looking statements, as defined in the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements include, for example, statements regarding benefits of the acquisition, expected synergies and anticipated future financial and operating performance and results, including estimates for growth.  These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties include but are not limited to the risk that the businesses will not be integrated successfully or that anticipated benefits will not be achieved or will take longer to achieve than expected, possible disruption of business relationships resulting from the acquisition, a slowdown in the economies and sectors in which our clients operate, a slowdown in the business process management and information technology services sectors, the risks and uncertainties arising from our past and future acquisitions, our ability to manage growth, factors which may impact our cost advantage, wage increases, our ability to attract and retain skilled professionals, risks and uncertainties regarding fluctuations in our earnings, general economic conditions affecting our industry as well as other risks detailed in our reports filed with the U.S. Securities and Exchange Commission, including Genpact's Annual Report on Form 10-K. These filings are available at www.sec.gov. Genpact may from time to time make additional written and oral forward-looking statements, including statements contained in our filings with the Securities and Exchange Commission and our reports to shareholders. Although Genpact believes that these forward-looking statements are based on reasonable assumptions, you are cautioned not to put undue reliance on these forward-looking statements, which reflect management's current analysis of future events and should not be relied upon as representing management’s expectations or beliefs as of any date subsequent to the time they are made. Genpact does not undertake to update any forward-looking statements that may be made from time to time by or on behalf of Genpact.

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For more information:
Gail Marold (Genpact Media Relations) gail.marold@genpact.com +1 919-345-3899	Rupali Kathuria (For Genpact India) rupali.kathuria@bm.com +91 124 441 7589	Dave Garrett (Headstrong) Dave.Garrett@headstrong.com +1 703 272 6761